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                                                                 EXHIBIT 10.3(b)


                       MASTER EQUIPMENT LEASE AGREEMENT

Blue Rhino Corporation                                             F27125
__________________________________ (Lessee)                   No.______________


104 Cambridge Plaza Drive, Winston-Salem, NC 27104                 09/24/96
__________________________________________________ (Address)  Date____________

Forsythe/McArthur Associates, Inc. ("FMA" or "Lessor"), by its acceptance hereof, agrees to lease to Lessee, and Lessee agrees to lease from FMA, in accordance with the terms and conditions hereinafter set forth, the equipment ("Equipment") described in equipment schedules ("Schedule(s)") which are executed from time to time by FMA and Lessee. Each Schedule shall refer to and incorporate by reference this Agreement and, when signed by the parties, shall constitute a separate lease (a "Lease") for the Equipment therein described on the terms and conditions stated therein and, to the extent not inconsistent with such Schedule, on the terms and conditions stated in this Agreement.

1. TERM OF LEASE: The term of a Lease as to any item of Equipment shall commence (the "Commencement Date") on the date set forth in the Schedule on which such item of Equipment is described (herein a "related Schedule") and shall continue in force thereafter until the Lease is terminated as to such item of Equipment by either party upon not less than 90 days prior written notice to the other party; provided, however, that a Lease shall in no event be terminated as to any item of Equipment prior to the expiration of the minimum term specified therefor ("Minimum Term") in the related Schedule, and that no notice of termination shall be effective if given more than 180 days before the date of termination. Any notice of termination given by either party may not be withdrawn without the written consent of the other party. Except as otherwise expressly provided herein, each Lease is irrevocable for the full term thereof and for the aggregate rental therein provided. If, after notice of termination is given by Lessee with respect to a Lease in accordance herewith, Lessee and FMA agree in writing to renew such Lease prior to the end of the Minimum Term thereof, such renewal shall become effective on the later of (i) the last day of the Minimum Term of such Lease, or (ii) the date 45 days after the date of such agreement to renew, and such Lease shall continue in force until the effective date of such renewal.

2. RENTAL CHARGES & TAXES: The monthly rental charge ("Monthly Rent") for each item of Equipment as set forth in the related Schedule shall begin on the Commencement Date and shall be due and payable by Lessee in advance on the first day of each month thereafter (except for the first payment which shall be a pro rata portion of the Monthly Rent, calculated on a 30-day basis, due and payable on the Commencement Date). All payments payable by Lessee under a Lease shall be absolute and unconditional and shall not be subject to any defense, setoff, counterclaim or xxxxxx for any reason whatsoever, and such amounts shall be and continue to be payable in all events.

Lessee covenants and agrees to pay when due or reimburse and indemnify and hold FMA harmless from and against all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties not arising from negligence on the part of FMA) now or hereafter imposed or assessed during the term of a Lease against FMA, Lessee or the Equipment by any federal, state, county, or local government authority upon or with respect to the Equipment or upon the ordering, purchase, sale, ownership, delivery, leasing, possession, use, operation, return or other disposition thereof or upon the rents, receipts or earnings arising therefrom or upon or with respect to any Schedule (excepting only federal, state and local taxes based on or measured by the net income of FMA or any franchise tax upon FMA measured by FMA's capital, capital stock or net worth). FMA shall be responsible for the filing of all personal property tax returns relating to the Equipment and shall pay all taxes indicated thereon on behalf of Lessee. Lessee shall reimburse FMA for all taxes paid by FMA which are the responsibility of Lessee hereunder within 10 days of receipt of FMA's invoice therefor.

3. OVERDUE PAYMENTS: For each payment of Monthly Rent or other sum due hereunder that is not paid when due, and for each month in which such payment remains past due, Lessee agrees to pay FMA a delinquency charge at the rate of 1.5% of such payment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Lessee can legally obligate itself to pay and/or FMA can legally collect. Any sum due hereunder other than Monthly Rent shall be considered past due 5 days after the due date shown on FMA's invoice therefor.

4. USE OF EQUIPMENT: Each item of Equipment will be kept by Lessee in its sole possession and control, will at all times be located at the location stated in the related Schedule, and will not be removed therefrom without the prior written consent of FMA. All costs and expenses of every nature that may be incurred in connection with the permitted movement of the Equipment between locations (including any additional property taxes or other taxes resulting from such movement) shall be borne by Lessee. if Lessee fails to so notify FMA and, as a result of such failure, FMA has paid or is required by the jurisdiction where the Equipment was originally located to continue to pay taxes of the sort for which Lessee is responsible under this Agreement, then Lessee shall reimburse FMA for such taxes, which payment (less FMA's reasonable costs and expenses) will be refunded to Lessee if and when FMA receives a corresponding refund from said jurisdiction. Lessee will not make or permit to be made any alteration or addition to the Equipment (other than manufacturer's approved engineering changes).

FMA shall not be liable to Lessee for any loss, damage or expense of any kind or nature whatsoever and howsoever, directly or indirectly, caused (including, without limitation, any loss of business) by (a) any item of Equipment, (b) the use, maintenance, repair, service or adjustment thereof, (c) any delay or failure to provide any maintenance, repair, service or adjustment thereto or (d) any interruption of service or loss of use thereof.

5. LOSS OF OR DAMAGE TO EQUIPMENT - INSURANCE: Lessee shall be responsible for and hereby assumes the entire risk of the Equipment being lost, damaged, destroyed, stolen or otherwise rendered unfit or unavailable for use from the date of its shipment to Lessee until the date of return to and receipt therefor by FMA. If any item of Equipment is lost, damaged, destroyed, stolen or otherwise rendered unfit or unavailable for use, Lessee shall give FMA immediate notice thereof and the Lease to which such Equipment is subject shall continue in full force and effect without any abatement in the Monthly Rent applicable to such item of Equipment. Lessee shall determine, and notify FMA, within 15 days after the date of the occurrence of xxxxx damage to any item of Equipment whether such item can be repaired. In the event Lessee determines that such item of Equipment can be repaired, xxxxxxxx at its expense, shall cause such item to be promptly repaired. If an item of Equipment is lost, destroyed or stolen, or if Lessee determines that a damaged item of Equipment cannot be repaired, Lessee shall, at FMA's direction, within 30 days of such occurrence, either replace the item with an

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identical item of Equipment, the title to which shall thereupon vest in FMA and which thereafter shall be considered the item of Equipment subject to the related Schedule with no abatement in the Monthly Rent applicable thereto or, in FMA's sole discretion, pay to FMA an amount equal to the sum of (i) all unpaid Monthly Rent in respect of such item of Equipment through the end of the Minimum Term applicable thereto as set forth in the related Schedule (or the last day of any extended term then in effect with respect to such item) and (ii) FMA's estimate of the fair market value of such item of Equipment at the end of the Minimum Term applicable thereto as set forth in the related Schedule (or at the end of any extended term then in effect with respect to such item). Upon such payment, Lessee's obligation to pay Monthly Rent for such item of Equipment shall cease.

Lessee shall cause the Equipment to be insured against loss or damage for not less than the insurance value set forth in the related Schedule, and shall carry comprehensive general liability and property damage insurance covering the Equipment and its use. All such insurance shall be in form and amount and with companies approved by FMA and shall name FMA (or any Assignee, as hereinafter defined) as an additional insured, as its interest may appear. Lessee shall pay the premiums for such insurance and shall deliver said policies or duplicates thereof or certificates thereunder to FMA, together with endorsements thereon or independent instruments whereby each insurer agrees that it will give FMA a right to 30 days written notice before said policies can be altered or cancelled and the right to payment of premium without obligation. The proceeds of such insurance, at the option of FMA, shall be applied (i) toward the replacement, restoration or repair of the Equipment or (ii) toward payment of the obligations of Lessee under the Lease to which such Equipment is subject. Lessee hereby appoints FMA as Lessee's attorney-in-fact to make claims for, receive payment of, and execute and endorse all documents, checks or drafts for, loss or damage under any said insurance policies.

6. MAINTENANCE, REPAIRS AND INSTALLATION: Lessee shall, at its expense, (a) obtain and keep in full effect, throughout the term of a Lease, a contract from the manufacturer of the Equipment subject to the Lease (or from another reputable computer maintenance organization approved by FMA) providing for standard maintenance service (as that term is defined by the manufacturer) and
(b) otherwise maintain the Equipment in good working order and appearance and make all necessary adjustments and repairs thereto. Lessee will provide required suitable electric current to operate the Equipment and a suitable place of installation for the Equipment with all appropriate facilities as specified by the manufacturer. Lessee will grant access to the Equipment to FMA, its designee, or the organization providing computer maintenance services for the Equipment during normal working hours for inspection, repair, maintenance, installation of engineering changes and for any other reasonable purpose. Lessee shall immediately notify FMA of all details concerning any accident arising out of the alleged or apparent improper manufacture, functioning or operation of the Equipment. Lessee will at all times cooperate with the manufacturer of the Equipment so as to permit the prompt installation of all engineering changes on the Equipment as and when determined necessary or desirable by the manufacturer. Prior to termination of a Lease as to any item of Equipment, Lessee, at its sole expense, shall return such item of Equipment in the same condition as when received by Lessee, reasonable wear and tear resulting from proper use thereof alone excepted, to FMA at such location as shall be designated by FMA. If any item of Equipment is maintained by other than the manufacturer thereof, Lessee shall cause such item of Equipment to be eligible, at Lessee's sole expense, for such manufacturer's standard maintenance service prior to its return to FMA and shall provide suitable evidence thereof.

7. TITLE AND UPGRADE: Each item of Equipment shall remain personal property of, and the title thereto shall remain in, FMA or its Assignee exclusively, and Lessee shall have no right, title or interest therein and no right to purchase or otherwise acquire title to or ownership of such item except as set forth in the related Schedule. All replacement parts, additions and accessories (excluding feature additions and model changes, as those terms are defined by the manufacturer) incorporated in or affixed to the Equipment after the commencement of a Lease to which such Equipment is subject shall be the property of FMA. Any feature addition or model change ("Upgrade") shall be incorporated in or affixed to the Equipment only with the prior written consent of FMA. FMA shall have the right of first refusal to match any proposal for the purchase or lease of an Upgrade. If an Upgrade has been incorporated in or affixed to the Equipment and such Upgrade was not leased by FMA, FMA shall have the option to purchase such Upgrade at the end of the Minimum Term of the related Schedule for the fair market value thereof (based on the average of three appraisals from dealers who deal in equipment of that type, one selected by FMA, one by Lessee and one by the other two). If FMA does not purchase such Upgrade, Lessee shall, at the request of FMA (and absent such request, at its option, Lessee may), before the related Schedule terminates, at Lessee's expense, remove the Upgrade and restore the Equipment using identical components removed therefrom (if any).

Lessee shall at its expense protect and defend FMA's title to the Equipment against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrance whatsoever, including, but not limited to, liens, attachments, levies and executions (except any placed thereon by FMA), and shall give FMA immediate written notice of any such legal process or encumbrance and shall indemnify FMA from any loss caused thereby. Lessee shall execute or obtain from third parties and deliver to FMA, upon FMA's request, such further instruments and assurances as FMA deems necessary or advisable for the confirmation or perfection of FMA's rights hereunder.

In the event a Lease is determined to be a security agreement, Lessee hereby (i) grants to FMA a security interest in the Equipment subject thereto to secure the payment and performance of Lessee's obligations thereunder and (ii) authorizes FMA, at Lessee's expense, to cause the Lease (including a carbon, photographic or other reproduction thereof), or any statement or other instrument relating to the Lease showing the interest of FMA in the Equipment, including Uniform Commercial Code financing statements, to be filed or recorded and re-filed or re-recorded, and Lessee grants FMA the right to execute Lessee's name to any such statement or instrument. Lessee agrees to execute and deliver any statement or instrument requested by FMA for such purpose, and agrees to pay or reimburse FMA for any searches, any filing, recording or stamp fees, and any expenses or taxes arising from the filing or recording of any such instrument or statement.

The Equipment is, and shall at all times be and remain, personal property, notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon.

8. NO WARRANTIES: FMA MAKES TO LESSEE NO WARRANTY, GUARANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, QUALITY OR CAPACITY OF THE EQUIPMENT, WORKMANSHIP, COMPLIANCE WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING TO THE EQUIPMENT OR PATENT INFRINGEMENT OR PATENT DEFECTS. LESSEE ACKNOWLEDGES THAT EACH LEASE OF THE EQUIPMENT IS "AS IS." FMA IS NOT RESPONSIBLE OR LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSSES RESULTING FROM THE INSTALLATION, OPERATION OR USE OF THE EQUIPMENT OR ANY PRODUCTS MANUFACTURED THEREBY. FURTHER, NOTWITHSTANDING FMA'S ACCEPTANCE OF ANY ORDER OR SUPPLEMENTAL ORDER, FMA IS NOT RESPONSIBLE OR LIABLE FOR ANY SUCH DAMAGES OR LOSSES, RESTITUTION, SPECIFIC PERFORMANCE OR ANY OTHER REMEDY IN THE EVENT THAT FOR ANY REASON ANY VENDOR OF GOODS FAILS TO TIMELY DELIVER THE SAME TO FMA OR LESSEE OR IN ANY OTHER MANNER OR RESPECT BREACHES OR FAILS TO PERFORM ITS CONTRACT WITH FMA. FMA MAKES NO WARRANTY AS TO THE TREATMENT OF A LEASE FOR TAX OR ACCOUNTING PURPOSES.

TRANSPORTATION AND INSTALLATION: All transportation, rigging, drayage, in-transit insurance, and other charges payable for delivery of the equipment to and from Lessee, and all installation and disconnect charges, shall be paid by Lessee.

10. NON-WAIVER: FMA's failure at any time to require strict performance by Lessee of any of the provisions of a Lease shall not waive or diminish FMA's right thereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. FMA's rights under a Lease are cumulative and not alternative and may be exercised successively or concurrently.

11. QUIET POSSESSION: Conditioned upon Lessee's performing its obligations under a Lease, FMA covenants to and with Lessee that Lessee shall



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peaceably and quietly hold and use the Equipment subject to the Lease during the term thereof without let or hindrance.

12. DEFAULT AND REMEDIES: The occurrence of any one or more of the following events ("Events of Default") shall constitute a default under any Lease: (a) Lessee fails to pay the Monthly Rent or any other amount due FMA on or before the fifth day after the same is due; (b) any financial statement, information or representation or warranty given to FMA is false or misleading as of the date it was given by or on behalf of Lessee; (c) Lessee fails to preserve or perform any other term, condition, obligation, agreement or covenant set forth in such Lease, and such failure continues for a period of 10 days after receipt of written notice thereof from FMA; (d) Lessee assigns or attempts to assign such Lease, or removes, transfers, encumbers, sublets or parts with possession of any item of Equipment subject to such Lease, or attempts to do any of the foregoing, or suffers or permits any of the foregoing to occur except as expressly permitted in such Lease; (e) Lessee ceases doing business as a going concern, or it or its shareholders or partners take any action looking toward its dissolution or liquidation; (f) Lessee becomes insolvent, or generally fails or admits in writing its inability or unwillingness to pay its debts as they become due, or makes a general assignment for the benefit of creditors; or Lessee applies for, acquiesces in or consents to the appointment of any receiver, trustee or other custodian for it or for all or any substantial part of its property; or such receiver, trustee or other custodian is appointed without its application or consent, and such appointment continues undischarged for a period of 60 days; or any bankruptcy, reorganization, debt arrangement or other case or preceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced with respect to Lessee and, if such case or preceeding is not commenced by Lessee, it is consented to or acquiesced in by Lessee, or remains for 60 days undismissed; or Lessee takes any action to authorize, or in furtherance of, any of the foregoing; (g) an Event of Default by Lessee under any other Lease; or (h) an event of default or event which, with the giving of notice or the passage of time, or both, would constitute a default under any other lease or agreement between FMA and Lessee.

If an Event of Default occurs, FMA may, at its option, do any or all of the following to the full extent permitted by law: (i) recover from Lessee, as liquidated damages for loss of a bargain and not as a penalty, as to any or all Leases, an amount equal to the present value of all Monthly Rent to be paid by Lessee during the remaining Minimum Term or any extended term then in effect, discounted at the rate of 6% per annum, which amount shall be accelerated and become immediately due and payable; (ii) sue for and recover all rents and other amounts due or to become due with respect to any or all items of Equipment;
(iii) require Lessee to assemble all Equipment at Lessee's expense, at a place reasonably designated by FMA; or (iv) remove any physical obstructions for removal of the Equipment from the place where the Equipment is located and take possession of any or all items of Equipment, without notice or demand, wherever the same may be used located, disconnecting and separating all such Equipment from any other property, with or without any court order or pre-taking hearing or other process of law. Lessee hereby waives any and all damages occasioned by such retaking. FMA may, at its option, ship, store, repair or lease all Equipment so removed and sell or otherwise dispose of any such Equipment at a private or public sale. FMA may expose Equipment at Lessee's premises at reasonable business hours without being required to remove the Equipment.

In the event that Lessee shall have paid to FMA the liquidated damages referred to in the preceding paragraph, FMA hereby agrees to pay to Lessee, promptly after receipt thereof, either (a) if FMA re-leases the Equipment, all rentals or proceeds received from the reletting of the Equipment during the balance of the Minimum Term of the related Schedule or any successive period then in effect (after deduction of all expenses incurred by FMA), or (b) if FMA sells the Equipment, all proceeds received from the sale (after deduction of the estimated fair market value of the Equipment as of the end of the Minimum Term or at the end of any extended term then in effect and of all expenses incurred by FMA), said amount never to exceed the amount of the liquidated damages paid by Lessee. For purposes of the foregoing, in the event of any reletting by FMA of any item of Equipment, "all rentals or proceeds received from the reletting of the Equipment" shall mean the present value (discounted to the Commencement Date of the re-lease using the interest rate at which FMA has non-recourse financing or a non-recourse financing or a non-recourse financing commitment with respect to such re-lease) of the monthly rent for such item under re-lease to a third party, taking into account only that monthly rent of such re-lease which is payable on or before the last day of the Minimum Term of the related Schedule (or the last day of any extended term then in effect with respect to such item of Equipment). Lessee agrees that FMA shall have no obligation to sell the Equipment. Lessee shall in any event remain fully liable for reasonable damages as provided by law and all costs and expenses incurred by FMA as a result of such default including, but not limited to, all court costs and reasonable attorneys' fees. Lessee hereby agrees that, in any event, it will be liable for any deficiency after any sale, lease or other disposition by FMA. The rights afforded FMA hereunder shall not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law.

If, upon the termination of the related Schedule as to any item of Equipment, Lessee fails or refuses to return and deliver possession of such item of Equipment to Lessor on the prescribed date, in addition to all other rights and remedies available to FMA, Lessee shall be liable to FMA for Monthly Rent applicable to such item of Equipment until the last day of the month in which such item is returned to FMA, and any damages FMA may suffer by reason of being unable to deliver such item of Equipment to another party.

13. ASSIGNMENTS: Neither a Lease nor Lessee's rights thereunder shall be assignable by Lessee. FMA shall have the right to assign a Lease or any part thereof. If FMA assigns the rents reserved therein or all or any of FMA's other rights thereunder, or amounts equal thereto, the right of FMA's assignee ("Assignee") to receive the rentals as well as any other right assigned thereunder shall not be subject to any defense, setoff, counterclaim or recoupment which may arise out of any breach of any obligation of FMA thereunder or by reason of any other indebtedness or liability at any time owing by FMA to Lessee. All rentals due thereunder shall be payable to Assignee by Lessee whether or not the Lease is terminated by operation of law or otherwise, including, without limitation, termination arising out of bankruptcy, reorganization or similar proceedings involving FMA. On receipt of notification of such assignment, Lessee, subject to its rights thereunder, shall hold the Equipment for and on behalf of Assignee and will relinquish possession thereof only to Assignee or pursuant to its written order. Lessee on receiving notice of any such assignment shall abide thereby and make payment as may therein be directed, and agrees to acknowledge such assignment to Assignee. Following any such assignment the term "FMA" shall be deemed to include or refer to Assignee provided that such Assignee shall not be deemed to assume any obligation or duty imposed upon FMA under the Lease and Lessee shall look only to FMA for performance thereof.

14. LIABILITY: Lessee shall indemnify and save FMA harmless from, and defend FMA against, any and all claims, actions, proceedings, injuries, deaths, expenses, damages and liabilities, including attorneys' fees, arising in connection with the Equipment or any Lease, including without limitation, the manufacture, selection, purchase, delivery, possession, use, operation, maintenance, leasing and return of the Equipment and acts of Lessee in failing to maintain the Equipment in good repair.

15. PERFORMANCE AND EXECUTION: Lessee represents and warrants to FMA that (i) the execution and performance of this Agreement and each Schedule has been duly authorized by Lessee and that, upon execution by Lessee and FMA of this Agreement and each Schedule, such Schedule will constitute a valid obligation binding upon, and enforceable against, Lessee in accordance with its terms, (ii) neither the execution of this Agreement or any Schedule nor the due performance thereof by Lessee will result in a breach of, or constitute a default under or violation of Lessee's certificate or articles of incorporation and by-laws (or other organizational documents) or any agreement to which Lessee is a party or by which any interest of Lessee may be affected, (iii) Lessee is duly organized and in good standing under the laws of its jurisdiction of organization and is and will continue to be duly qualified to do business and in good standing in any jurisdiction where any item of Equipment is to be located, (iv) the person excecuting this Agreement on behalf of Lessee has been and each person executing a Schedule, upon execution of such Schedule, will be duly authorized to do so, and (v) any xxxxxx financial statements and other information with respect to Lessee furnished by Lessee to FMA will be, when furnished, and will remain at the time of execution of any Schedule, true and correct without any misleading ommissions, excepting any changes which have been disclosed in a written notice to FMA.

16. ADDITIONAL DOCUMENTATION: Lessee shall deliver promptly to FMA the following documentation as and when requested by FMA: (i) financial

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information, including without limitation a copy of Lessee's balance sheets and income statements for Lessee's three prior fiscal years, certified by independent certified accounts, and such other current financial information with respect to the financial condition and operation of Lessee as FMA from time to time may reasonably request; (ii) a certificate of the resolutions of the board of directors of lessee duly authorizing or ratifying this Agreement or any Schedule; (iii) a certificate of incumbency setting forth the names and signatures of those persons authorized to execute this Agreement or any Schedule on behalf of Lessee; (iv) landlord and mortgagee waivers in form and substance satisfactory to FMA or any Assignee (or secured party) with respect to any premises upon which any item of Equipment is located; (v) an opinion of counsel for Lessee as to the matters set forth in clauses (i) though (iv) of Section 15 hereof, and as to such other matters as FMA reasonably may request; and (vi) such documentation confirming the execution of any Lease necessary or desirable to effect any assignment, perfect any interest of FMA, any secured party or Assignee, or for such other purposes relating to any Lease or any assignment thereof as FMA reasonably may request. If such a request for documentation is made prior to the deliver of any item of Equipment, receipt of such documentation shall be a condition precedent to FMA's obligation to deliver such item.

17. PERFORMANCE BY FMA: In the event Lessee fails to comply with any provision of a Lease, FMA shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon five days prior written notice to Lessee. In such event, all monies advanced or expended by FMA, and all expenses incurred by FMA in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to FMA at the time of the next payment of Monthly Rent.

18. MISCELLANEOUS: Any notice or other communication relating to a Lease shall be delivered or mailed, by first-class mail, postage prepaid, to FMA or Lessee at its address above shown or at any later address last known to the sender. Any notice or other communication mailed as aforesaid shall be deemed to have been given three days after the date sent.

In the event that any Lease is terminated as to any item of Equipment, FMA shall advise Lessee in writing of those items of Equipment which remain subject to such Lease, the Monthly Rent payable in respect of such items and the aggregate insurance value thereof. Upon Lessee's receipt of such written advice, such Lease shall, without further action on the part of either party, be deemed amended to the extent set forth in such advice.

If more than one Lessee is named in a Lease, the liability of each shall be joint and several. Lessee will not affix any item of Equipment to any real property or any improvements thereof if, as a result thereof, such item will become a fixture under applicable law. All representations, warranties, indemnities and covenants contained in this Agreement and in any Schedule shall continue in full force and effect and shall survive notwithstanding the full payment of all amounts due hereunder and thereunder or the termination of Lessee's right of possession and/or the taking of possession by FMA of any item of Equipment. Each Lease shall inure to the benefit of and shall be binding upon Lessee and FMA and their respective successors and assigns. If FMA supplies Lessee with labels, Lessee shall label any and all items of Equipment and shall keep the same affixed in a prominent place.

If the provisions of any Schedule are inconsistent with the provisions of this Agreement, the provisions of such Schedule shall prevail.

Each Lease shall be deemed to have been made in Cook County, Illinois, regardless of the order in which the signatures of the parties shall be affixed thereto, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws of the State of Illinois. Lessee hereby consents and agrees to the exclusive jurisdiction of any State or Federal court within the State of Illinois for resolution of any matters in connection with the interpretation, construction and enforcement of any Lease.

This Agreement and any Schedule may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. If FMA grants a security interest in all or any part of a Schedule, the Equipment covered thereby and/or sums payable thereunder, only that counterpart of the Schedule marked "Secured Party Original" shall constitute chattel paper and shall be effective to transfer FMA's rights therein.

19. SEVERABILITY: If any provision of a Lease or any remedy therein provided shall be invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions thereof, including the remaining default remedies, shall be given effect in accordance with their manifest intent.

20. ENTIRE AGREEMENT. This Agreement and each Schedule into which this Agreement is incorporated reference collectively shall constitute the entire agreement between the parties with respect to a Lease. No supplier or agent of FMA is authorized to bind FMA or to waive or modify any term hereof or thereof. Not term or condition of this Agreement or any Schedule may be waived or amended except in writing and executed by a duly authorized representative of each party.

Each party to this Agreement warrants and represents that is signatory whose signature appears below is duly authorized by all necessary corporate action to execute this Agreement as of the date first above written.

See addendum No. 1 to Master Equipment Lease Agreement No. F27125 dated 09/24/96 attached hereto and made a part hereof for additional terms and provisions.



FORSYTHE/McARTHUR ASSOCIATES, INC.   BLUE RHINE CORPORATION

By: /s/ Gordon Decker                By: /s/ Larry Brumfield
   -------------------------------      --------------------------------------

Name:  Gordon Decker                 Name:  Larry Brumfield

Title: President                     Title: Vice President-Financial-Secretary-
                                            Treasurer

Each Schedule can be accepted by FMA only if signed at FMA's office in Illinois by an executive officer of FMA.

                                ADDENDUM NO. 1
                TO MASTER EQUIPMENT LEASE AGREEMENT NO. F27125
                   DATED SEPTEMBER 24, 1996 ("MASTER LEASE")
                                BY AND BETWEEN
                  FORSYTHE/McARTHUR ASSOCIATES, INC. ("FMA")
                                      AND
                       BLUE RHINO CORPORATION ("LESSEE")

     The terms and provisions of the Master Lease are hereby amended as follows:

     1. It is agreed that the obligations of FMA to lease Equipment pursuant to this Master Lease on an on-going basis shall be subject to the following conditions: (i) that Lessee shall provide a standard monthly financial reporting package to FMA within 15 business days following the end of each calendar month and a weekly cash report within 2 business days after the end of each week which shall be in a form acceptable to FMA; (ii) that at the end of each week, Lessee shall have a cash balance equal to or greater than $300,000; (iii) no event shall occur (and Lessee shall provide written notice to FMA within 5 business days after occurrence) which adversely affects the business or financial condition of Lessee (as, by way of example and not as a limitation, the termination of any significant account or the termination of a significant distributor relationship or Lessee's default under any agreement between Lessee and any third party which, in the reasonable opinion of FMA, may have a material affect on Lessee's business or financial condition).

     2. It is acknowledged and agreed by the parties that FMA intends to assign this Master Lease and any Schedule(s) hereto to Forsythe Technology/Lunn Partners Venture Leasing, L.P. ("FT/LP") after FT/LP has been formed.

Except as specifically modified hereby, the terms and provisions of the Master Lease shall remain in full force and effect.

Dated: September 24, 1996

ACCEPTED AND AGREED

FORSYTHE/McARTHUR ASSOCIATES, INC.        BLUE RHINO CORPORATION


By: /s/ Gordon Decker                     By: /s/ Larry Brumfield
    --------------------------------          ----------------------------------
Name: Gordon Decker                       Name: Larry Brumfield
Title: President                          Title: Vice President - Finance

                                ADDENDUM NO. 2
                TO MASTER EQUIPMENT LEASE AGREEMENT NO. F27125
                   DATED SEPTEMBER 24, 1996 ("MASTER LEASE")
                                 BY AND BETWEEN
                  FORSYTHE/McARTHUR ASSOCIATES, INC. ("FMA")
                                      AND
                       BLUE RHINO CORPORATION ("LESSEE")

The terms and provisions of the Master Lease are hereby amended as follows:

1. SECTION 2. RENTAL CHARGES & TAXES: Delete the second sentence of the second paragraph in its entirety.

2.   SECTION 4. USE OF EQUIPMENT:

     (a) Delete the first and second sentences of the first paragraph and insert the following sentences which read: "Lessee shall, at its sole discretion determine the location of the Equipment (at all times to be within the continental United States unless otherwise provided for in a Lease) and will at all times know the exact distributor or sublessee location with respect to each item of Equipment. Lessee shall, upon FMA's request, make available to FMA a report as to the distributor or sublessee location of each item of Equipment. Lessee acknowledges that because the Equipment may be relocated from the location stated in the related Schedule, FMA's Schedules and other related records may not be accurate with respect to the location of the Equipment. All costs, expenses and taxes of every nature (including, without limitation, any additional property taxes or other taxes resulting from such movement) that may be incurred in connection with the Equipment and/or its movement to a location other than the location on the related Schedule will be the responsibility of Lessee," in lieu thereof.

     (b) in the fourth line of the first paragraph, delete "Lessee fails to so notify FMA and, as a result of such failure,".

3. SECTION 9. TRANSPORTATION AND INSTALLATION: Delete the sentence in its entirety and insert the following in lieu thereof: "All transportation, in-transit insurance, and other charges payable for delivery of the Equipment to Lessee, and all installation charges, shall be paid by FMA. All transportation, in-transit insurance, and other charges payable for the return of the Equipment from Lessee to FMA, and all de-installation and disconnect charges, shall be paid by Lessee."

4. SECTION 13. ASSIGNMENTS: After the first paragraph insert the following paragraph: "Lessee shall have the right to sublease the Equipment leased hereunder only if, (i) no Event of Default has occurred and is continuing with respect to the related Lease, (ii) any


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

     such sublease expressly provides that it is subject and subordinate to the terms of the related Lease (including this Master Lease) and does not diminish any of Lessee's obligations to FMA under this Master Lease or any Schedule thereto, (iii) Lessee provides FMA with the sublessee's name and address and the sublessee location (within the Continental United States only) of each item of subleased Equipment prior to delivery to the sublessee's facility, (v) sublessee is prohibited from further subleasing the Equipment and (vii) Lessee files against the sublessee all financing statements deemed by FMA to be necessary or appropriate. FMA reserves the right to review and approve all sublease documentation.

     Lessee shall assign and transfer to FMA the Lessee's interest in any permitted sublease and all rentals and income arising therefrom, subject however to terms of this Section 13. FMA agrees that until a default shall occur in the performance of Lessee's obligations under the Master Lease, that Lessee may receive, collect and enjoy the rents accruing under any permitted sublease. However, if Lessee shall default in the performance of its obligations to FMA, then FMA may at its option, receive and collect, directly from the sublessee, all rent owing and to be owed under the applicable sublease. FMA shall not, by reason of the assignment of any sublease nor by reason of the collection of the rents from any sublessee, be deemed liable to any sublessee for any failure of the Lessee to perform and comply with Lessee's remaining obligations.

     Lessee shall irrevocably authorize and direct any sublessee, upon receipt of any written notice from FMA stating that a default exists in the performance of Lessee's obligations under the Master Lease, to pay to FMA the rents due and to become due under the permitted sublease. Lessee agrees that sublessee shall have the right to rely upon any such statement and request from FMA, and that the sublessee shall pay such rents to FMA without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary and Lessee shall have not right or claim against the sublessee for any such rents so paid by sublessee."

Except as specifically modified hereby, the terms and provisions of the Master Lease shall remain in full force and effect.

Dated: October 14, 1996

ACCEPTED AND AGREED

FORSYTHE/McARTHUR ASSOCIATES, INC.           BLUE RHINO CORPORATION


BY:_/s/ Gordon Decker                        BY:_/s/ Larry Brumfield___

TITLE:_Gordon Decker - President             TITLE:_Vice President -
                                                      Finance and Administration


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